UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2023

NKGen Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40427	86-2191918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Daimler Street

Santa Ana, CA 92705

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (949)396-6830

Graf Acquisition Corp. IV

1790 Hughes Landing Blvd., Suite 400
The Woodlands, Texas   77380

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-fifth of one redeemable warrant	GFOR.U	The New York Stock Exchange
Common stock, par value $0.0001 per share	GFOR	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of common stock, each at an exercise price of $11.50	GFOR. WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 25, 2023, the Graf Acquisition Corp. IV (the “Company” or “Graf”) held a special meeting of shareholders (the “Special Meeting”) in connection with its proposed business combination (the “Business Combination”). As of the close of business on August 7, 2023, the record date for the Special Meeting, there were 10,373,875 shares of common stock of Graf, par value $0.0001 per share (“Common Stock”) outstanding. At the Special Meeting, a total of 9,502,928 (or 91.60%) of the Company’s issued and outstanding shares of common stock, held of record as of August 7, 2023, were present either in person or by proxy, which constituted a quorum for the transaction of business.

The Company’s stockholders voted on the following proposals at the Special Meeting, each of which was approved. Detailed descriptions of each proposal are included in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 14, 2023 and mailed to the Company’s stockholders on or about the same date (as supplemented by that certain supplement to the definitive proxy statement/prospectus, dated as of September 22, 2023, the “Proxy Statement/Prospectus”). The final vote tabulation for each proposal is set forth below.

1.	The Business Combination Proposal - A proposal to consider and vote upon a proposal to approve the agreement and plan of merger, dated as of April 14, 2023 (as may be amended and/or restated from time to time, the “Merger Agreement”), by and among Graf, Austria Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Graf (the “Merger Sub”) and NKGen Biotech Inc., a Delaware corporation (“NKGen”), and the transactions contemplated thereby, pursuant to which Merger Sub will merge with and into NKGen with NKGen surviving the merger as a wholly-owned subsidiary of Graf:

Votes For	Votes Against	Abstentions
9,502,928	0	0

2.	The Binding Charter Proposal – A proposal to consider and vote upon a proposal to approve, assuming the other condition precedent proposals (as defined below) are approved and adopted, the proposed second amended and restated certificate of incorporation of Graf (the “Proposed Charter”), which will replace Graf’s amended and restated certificate of incorporation, dated May 20, 2021 (as may be amended from time to time, the “Current Charter”) and will be in effect upon the closing of the Business Combination (the “Closing”):

Votes For	Votes Against	Abstentions
9,502,900	0	28

3.	The Advisory Charter Proposals – Proposals to consider and vote upon separate proposals to approve, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented in accordance with the requirements of the SEC as five separate sub-proposals:

i.	Advisory Charter Proposal A - A proposal to increase the authorized capital stock to 510,000,000 shares of capital stock, consisting of (a) 500,000,000 shares of Common Stock following the Business Combination (“New NKGen”), and (b) 10,000,000 shares of preferred stock, par value $0.0001 per share of New NKGen:

Votes For	Votes Against	Abstentions
8,670,223	831,955	750

i.	Advisory Charter Proposal B - A proposal to eliminate various provisions applicable only to blank check companies, including business combination requirements:

Votes For	Votes Against	Abstentions
9,502,900	0	28

ii.	Advisory Charter Proposal C - A proposal to require the vote of at least 66 2/3% in voting power of then outstanding shares of New NKGen capital stock to alter, amend or repeal the bylaws:

Votes For	Votes Against	Abstentions
9,502,928	0	0

iii.	Advisory Charter Proposal D - A proposal to require the vote of at least 66 2/3% in voting power of then outstanding shares of New NKGen capital stock to remove a director:

Votes For	Votes Against	Abstentions
8,670,973	831,955	0

iv.	Advisory Charter Proposal E - A proposal to require the vote of at least 66 2/3% in voting power of then outstanding shares of New NKGen capital stock to alter, amend or repeal certain provisions of the Proposed Charter:

Votes For	Votes Against	Abstentions
9,502,928	0	0

4.	The Stock Issuance Proposal – A proposal to consider and vote upon a proposal to approve, assuming the other condition precedent proposals are approved and adopted, for the purposes of complying with the applicable listing rules of the New York Stock Exchange, the issuance of (1) up to 15,594,133 shares of Common Stock pursuant to the terms of the Merger Agreement, (2) up to 1,000,000 shares of Common Stock upon conversion of the 2027 Convertible Notes, (3) up to an aggregate of 2,999,998 warrants and 2,999,998 shares of common stock issuable upon the exercise of such warrants issued pursuant to the terms of the Securities Purchase Agreement and the Warrant Subscription Agreement, and (4) additional warrants, shares of Common Stock issuable upon the exercise of such warrants and other shares of Common Stock that may be issued pursuant to additional agreements we may enter into prior to the Closing:

Votes For	Votes Against	Abstentions
9,502,928	0	0

5.	The Incentive Plan Proposal – A proposal to consider and vote upon a proposal to approve, assuming the other condition precedent proposals are approved and adopted, the 2023 Incentive Equity Plan (the “Incentive Equity Plan”), including the authorization of the initial share reserve under the Incentive Equity Plan:

Votes For	Votes Against	Abstentions
9,180,582	0	322,346

6.	The ESPP Proposal – A proposal to consider and vote upon a proposal to approve, assuming the other condition precedent proposals are approved and adopted, the 2023 Employee Stock Purchase Plan (the “ESPP”), including the authorization of the initial share reserve under the ESPP:

Votes For	Votes Against	Abstentions
9,502,178	0	750

7.	The Director Election Proposal – Proposals to elect, assuming the Business Combination Proposal, the Binding Charter Proposal, the Stock Issuance Proposal, the Incentive Plan Proposal and the ESPP Proposal (the “condition precedent proposals”) are approved and adopted, five directors to the New NKGen board of directors, effective immediately after the closing of the Business Combination:

Nominees	Votes For	Votes Withheld
Sangwoo Park	8,753,514	749,414
Paul Song	9,502,928	0
Alana McNulty	7,127,844	0
Kathleen Scott	9,192,569	310,359
Michael Klowden	9,502,928	0

4.	The Redemption Limitation Amendment Proposal – A proposal to consider and vote upon a proposal to approve the amendment of the Current Charter, to be effective immediately prior to the Closing, to eliminate the limitation that Graf may not redeem public shares in an amount that would cause Graf to have net tangible assets to be less than $5,000,001:

Votes For	Votes Against	Abstentions
7,127,844	0	0

The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies was deemed not necessary and not acted upon at the Special Meeting.

A total of 3,386,528 shares of Common Stock were presented for redemption in connection with the Special Meeting.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events

The Business Combination was consummated on September 29, 2023. In connection with the Closing, Graf changed its name to “NKGen Biotech, Inc.” and NKGen changed its name to “NKGen Operating Biotech, Inc.” The Common Stock and warrants of New NKGen are expected to begin trading on The Nasdaq Stock Market LLC under the symbols “NKGN” and “NKGNW”, respectively, on October 2, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NKGen Biotech, Inc.

	By:	/s/ Paul Y. Song
		Name:	Paul Y. Song, MD
		Title:	Chief Executive Officer

Dated: September 29, 2023

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